SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 11, 2003

                             ADEPT TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)


           California                        0-27122                 94-2900635
 (State or Other Jurisdiction of    (Commission File Number)       (IRS Employer
Incorporation) Identification No.)

                     150 Rose Orchard Way                    95134
                         San Jose, CA                      (Zip Code)
           (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (408) 432-0888

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)

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Item 9. Regulation FD Disclosure.

         On February 11, 2003, Adept Technology, Inc. (the "Company") filed with the Securities and Exchange Commission (the "Commission") its Quarterly Report on Form 10-Q for the second quarter ended December 28, 2002. Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, a certification was made by Brian R. Carlisle, Chairman of the Board of Directors and Chief Executive Officer of the Company, and Michael W. Overby, Vice President, Finance and Chief Financial Officer of the Company relating to the Form 10-Q, a copy of which is furnished pursuant to this Item 9 as Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ADEPT TECHNOLOGY, INC.


Date:  February 13, 2003          By: /s/ Michael W. Overby
                                      --------------------------------
                                      Michael W. Overby
                                      Vice President and Chief Financial Officer

                                  EXHIBIT INDEX





Exhibit No.    Description
-----------    -----------


99.1 Certification of the Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Section 1350.